UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2018
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RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive Suite 200, San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)
(760) 260-8600
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Compensation
On February 8, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company approved the following 2017 performance-based bonuses for the Company’s executive officers pursuant to the Company’s 2017 Executive Officer Annual Bonus Plan. The executive officers will receive 75% of such bonus in cash and 25% of such bonus in restricted stock units (“RSUs”) that will vest upon the one-year anniversary of the date of grant:

•	Stephen Aselage, the Company’s Chief Executive Officer, was granted a performance-based bonus consisting of $226,800 and 3,549 RSUs;

•	Laura Clague, the Company’s Chief Financial Officer, was granted a performance-based bonus consisting of $129,938 and 2,033 RSUs;

•	Neil McFarlane, the Company’s Chief Operating Officer, was granted a performance-based bonus consisting of $162,717 and 2,546 RSUs;

•	William Rote, the Company’s SVP, Research & Development, was granted a performance-based bonus consisting of $126,844 and 1,985 RSUs (pro-rated amount for partial year of service); and

•	Elizabeth Reed, the Company’s SVP, General Counsel and Corporate Secretary, was granted a performance-based bonus consisting of $113,063 and 1,769 RSUs.
Additionally, on February 8, 2018, the Compensation Committee approved the following annual base salary increases for the Company’s executive officers:

•	Stephen Aselage had his annual base salary increased to $600,000;

•	Laura Clague had her annual base salary increased to $402,500;

•	Neil McFarlane had his annual base salary increased to $496,600;

•	William Rote had his annual base salary increased to $422,300; and

•	Elizabeth Reed had her annual base salary increased to $350,000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Dated: February 12, 2018	By:	/s/ Stephen Aselage
	Name:	Stephen Aselage
	Title:	Chief Executive Officer